September 30, 2013

DREYFUS VARIABLE INVESTMENT FUND
Money Market Portfolio (the "Fund")

Supplement to Statement of Additional Information
dated May 1, 2013, as revised June 21, 2013

The Fund has adopted the following Nonfundamental Policy, which supersedes and replaces any contrary information in the "Investment Restrictions – Nonfundamental Policies" section of the Fund's Statement of Additional Information entitled "3.  Pledging Assets":

Pledge, hypothecate, mortgage or otherwise encumber its assets, except to the extent necessary to secure permitted borrowings and to facilitate engaging in repurchase agreement transactions. The entry into collateral arrangements with respect to options, currency options, futures contracts, including those related to indices, and options on futures contracts or indices and arrangements with respect to initial or variation margin for futures contracts or options will not be deemed to be pledges of assets.